UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 27, 2004
                                ----------------
                Date of Report (Date of earliest event reported)


                              DIGITAL IMPACT, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



          000-27787                                94-3286913
          ----------                               ----------
    (Commission File No.)              (IRS Employer Identification Number)


                                 177 Bovet Road
                          San Mateo, California 94402
                          ---------------------------
                    (Address of principal executive offices)


                                 (650) 356-3400
                                  -------------
              (Registrant's telephone number, including area code)


                                      N.A.
                                     -----
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.       Financial Statements and Exhibits.
              ----------------------------------

              (c) Exhibits.
                  ---------

Exhibit
Number                 Description
--------               ---------------------------

99.1                   Press Release issued January 27, 2004.


Item 12.      Results of Operations and Financial Condition.
              ---------------------------------------------

On January 27, 2004, Digital Impact announced its financial results for the fiscal third quarter ended December 31, 2003 and certain other information. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles.

To supplement our consolidated financial statements presented income in accordance with income GAAP, Digital Impact uses non-GAAP measures of pro forma net income (loss), basic and diluted pro forma net income (loss) per share and EBITDA, which are adjusted from results based on GAAP to exclude certain expenses, recoveries and losses. These non-GAAP measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, recoveries and losses that may not be indicative of our core operating results. These measures should be considered in addition to, and not as a substitute for, or superior to, results prepared in accordance with generally accepted accounting principles. Consistent with our historical practice, the non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Digital Impact, Inc.


 Dated: January 27, 2004                     By:  /s/ David Oppenheimer
                                                  ------------------
                                                  David Oppenheimer
                                                  Senior Vice President, Finance
                                                  and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number                 Description
--------               ---------------------------

99.1                   Press Release issued January 27, 2004